UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2020

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-15451	58-2480149
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway N.E.,
Atlanta,	Georgia		30328
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

Floating-Rate Senior Notes Due 2020	UPS20A	New York Stock Exchange

1.625% Senior Notes Due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 12, 2020, United Parcel Service, Inc. (“UPS”) announced that Carol B. Tomé has been appointed by the board of directors (the “Board”) as Chief Executive Officer of UPS, effective as of June 1, 2020. Ms. Tomé has been a member of the UPS Board since 2003 and most recently served as Executive Vice President and Chief Financial Officer of The Home Depot, Inc., the largest home improvement retailer in the U.S., from 2001 to August 2019.

Ms. Tomé will succeed David P. Abney, UPS’s Chairman and Chief Executive Officer, who notified UPS on March 11, 2020, of his decision to retire as Chief Executive Officer, effective as of June 1, 2020, and from the Board, effective as of September 30, 2020. Following his retirement as Chief Executive Officer, Mr. Abney will remain on the Board and will serve as Executive Chairman to assist with transition matters until September 30, 2020. Thereafter, he will remain employed by UPS in the role of special consultant to the Chief Executive Officer and the Board until December 31, 2020. The Board has elected William R. Johnson, an independent director, to serve as Chairman of the Board upon Mr. Abney’s resignation as Executive Chairman on September 30, 2020. Mr. Johnson, who currently serves as the Board’s independent Lead Director, will continue in that role until that time.

In her prior position at The Home Depot, Inc., Ms. Tomé, 63, provided leadership in the areas of real estate, financial services and strategic business development. Prior to her service as Executive Vice President and Chief Financial Officer, Ms. Tomé served as Senior Vice President — Finance and Accounting / Treasurer from 2000 until 2001, and from 1995 until 2000, she served as Vice President and Treasurer. Ms. Tomé currently serves on the boards of directors of Verizon Communications Inc. and Cisco Systems, Inc. She also has served as a Member of the Advisory Board of certain Fidelity funds since 2017 and previously served as a Trustee of certain Fidelity funds during 2017. In connection with her appointment as Chief Executive Officer, the Board appointed Ms. Tomé to serve on the Board’s Executive Committee effective June 1, 2020, and as Chairperson thereof effective September 30, 2020.

Ms. Tomé has no family relationships with any director or executive officer of UPS, and there are no arrangements or understandings with any person pursuant to which she will be selected as an officer of UPS. In addition, there have been no transactions directly or indirectly involving Ms. Tomé that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

In connection with her appointment as Chief Executive Officer, on March 11, 2020, UPS entered into an employment offer letter with Ms. Tomé (the “Offer Letter”). Pursuant to the Offer Letter, beginning June 1, 2020 Ms. Tomé will be entitled to an annual: (i) base salary of $1,250,000; (ii) Management Incentive Program (“MIP”) target award valued at 165% of her base salary, which for 2020 will be prorated and payable in vested Class A common stock; (iii) Long-Term Incentive Performance (“LTIP”) program target award valued at 735% of her base salary; and (iv) stock option grant valued at 90% of her base salary.

Ms. Tomé also entered into a protective covenant agreement (the “Protective Covenant Agreement”), which protects UPS’s confidential information and includes customary noncompetition and nonsolicitation covenants in favor of UPS. It also provides Ms. Tomé with continued payment of her base salary for up to 24 months if her employment is terminated by UPS without “cause” within two years following her start date.

In connection with his announced retirement, on March 11, 2020, UPS entered into an agreement (the “Transition Agreement”) with Mr. Abney. Pursuant to the Transition Agreement, Mr. Abney will continue to be entitled to his current base salary through December 31, 2020 and he will receive a 2020 MIP target award valued at 165% of base salary. In addition, Mr. Abney will receive a 2020 LTIP target award valued at 300% of his base salary. The Transition Agreement also includes customary noncompetition, nonsolicitation and non-disparagement covenants in favor of UPS.
The foregoing descriptions of the Offer Letter, Protective Covenant Agreement and Transition Agreement are qualified in their entirety by reference to the full text of the Offer Letter, Protective Covenant Agreement and Transition Agreement, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively.

Item 7.01 - Regulation FD Disclosure.
A press release issued on March 12, 2020 regarding the matters described above has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

10.1	Employment offer letter agreement between UPS and Carol B Tomé, dated March 11, 2020
10.2	Protective Covenant Agreement between UPS and Carol Tomé, dated March 11, 2020
10.3	Transition Agreement between UPS and David P. Abney, dated March 11, 2020
99.1	Press release issued on March 12, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	March 13, 2020	By:	/s/ NORMAN M. BROTHERS, JR.
Norman M. Brothers, Jr.
Senior Vice President, General Counsel and Corporate Secretary